Exhibit 99.1

EASTSIDE DISTILLING, INC.

NOTICE OF REDEMPTION

OF COMMON STOCK PURCHASE WARRANTS

August 3, 2018

Dear Common Stock Purchase Warrantholder:

You are receiving this letter because the records of Eastside Distilling, Inc. (the “Company”) indicate that you are the owner of the Company’s outstanding common stock purchase warrants (the “Common Stock Purchase Warrants”). The Common Stock Purchase Warrants were initially issued as: (1) a component of the units sold to the public in the Company’s public unit offering, which was consummated in August 2017 (the “Public Unit Offering Warrants”); and (2) the warrants sold in the note offering between March and June 2018 (the “Privately-placed Warrants”). The Common Stock Purchase Warrants have been exercisable to purchase one share of the Company’s Common Stock, $0.0001 par value, for $5.40 per share, since the Public Unit Offering Warrants separated from the publicly issued units in August 2017.

If you have not already exercised the total number of your Common Stock Purchase Warrants, the purpose of this letter (the “Notice”) is to inform you that, pursuant to terms of the Common Stock Purchase Warrants, Section 6 of the Warrant Agreement dated August 10, 2017 between the Company and Pacific Stock Transfer Company as Warrant Agent (the “Warrant Agreement”), and Amendment No. 1 to the Warrant Agreement dated July 20, 2018 (“Amendment No. 1 to the Warrant Agreement”), the Company is exercising its option to redeem the Common Stock Purchase Warrants at a price of $0.15 per warrant (the “Redemption Price”). The following conditions to the Company’s ability to exercise its option to redeem the Common Stock Purchase Warrants have been met:

●	The Redemption Date will take place after November 7, 2017 (the redemption threshold for the Public Unit Offering Warrants set forth in the Warrant Agreement, and extended to the Privately-placed Warrants under the provisions of Amendment No. 1 to the Warrant Agreement);
●	Our common stock has closed at a price at least equal to $7.65 for at least five consecutive trading days; and
●	We have and will have an effective registration statement with a current prospectus in compliance with Sections 5 and 10 of the Securities Act of 1933, as amended, on file with the Securities and Exchange Commission covering the exercise of the Common Stock Purchase Warrant.

The Company has fixed September 10, 2018 as the date of the redemption (the “Redemption Date”). Pursuant to the terms of the Common Stock Purchase Warrants, Section 6 of the Warrant Agreement, and Amendment No. 1 to the Warrant Agreement, you may exercise the Common Stock Purchase Warrants in accordance with their provisions and receive shares of common stock of the Company at any time after the date of this Notice, but prior to the Redemption Date. On or after the Redemption Date, you will have no further rights with regard to the Common Stock Purchase Warrants, except to receive, upon surrender of the Common Stock Purchase Warrants, the Redemption Price. Also, the Warrant Agreement provides a three-day “protect” period, beginning on and continuing for two days after the Redemption Date, so that any Common Stock Purchase Warrant for which notice of exercise is received in the three business days prior to the Redemption Date shall be deemed exercised, so long as the exercise price is received by the Warrant Agent no more than three business days after the notice of exercise is delivered to the Warrant Agent.

The Company has engaged Roth Capital Partners LLC (“Roth”) to act as its financial advisor on an exclusive basis, effective August 10, 2018 and extending to the completion of the Warrant Call on September 10, 2018 (unless extended). The Company will pay Roth a financial advisory fee of 4% of gross proceeds received by the Company from the exercise of Common Stock Purchase Warrants (including any amount received from exercise of the underwriter’s compensation warrants previously issued to Roth), provided that, in no event shall Roth’s Advisory Fee be less than $200,000.

If your Common Stock Purchase Warrants are held/registered in “street name” with your brokerage firm, you should contact your brokerage firm immediately regarding your options with respect to the redemption or exercise of the Common Stock Purchase Warrants held by you. Otherwise, in connection with the redemption and in order to receive the Redemption Price (or to exercise the Common Stock Purchase Warrants), please send the Common Stock Purchase Warrants to the Company’s transfer agent:

Pacific Stock Transfer Company

Attn: Michelle Husted

6725 Via Austi Pkwy, Suite 300

Las Vegas, NV 89119

Tel: (800) 785-7782

If you are electing to exercise the Common Stock Purchase Warrants, please also remit the amount of money equal to the number of shares underlying the Warrant times $5.40 (the exercise price) together with the original Common Stock Purchase Warrants and completed Warrant Exercise Form (which is attached hereto as Annex A) at the address indicated above. For wire instructions, please contact the Company’s transfer agent, Pacific Stock Transfer Company, at the phone number indicated above. In lieu of the attached Warrant Exercise Form, the Company will accept written notice of exercise that is in compliance with the procedures, practices or requirements of the Depository Trust Company.

If you do not exercise the Common Stock Purchase Warrants by the Redemption Date, upon surrender of your expired Common Stock Purchase Warrants to the Company’s transfer agent, the Company will direct its transfer agent to pay the Redemption Price to you by check denominated in U.S. Dollars mailed to the address at which you have received this letter.

Neither the Common Stock Purchase Warrants nor the shares of common stock underlying the Common Stock Purchase Warrants have been registered in any jurisdictions outside of the United States. Therefore, if you are located outside of the United States, this offer to redeem Common Stock Purchase Warrants is inapplicable to you. For options available to you, please contact the Company pursuant to the following contact information: Steven Shum, Chief Financial Officer, 1001 SE Water Avenue, Suite 390, Portland, OR 97114, telephone (971) 888-4264, e-mail sshum@eastsidedistilling.com.

Very truly yours,

Eastside Distilling, Inc.

Grover T. Wickersham
Chairman and Chief Executive Officer

Annex A

WARRANT EXERCISE FORM

To: Eastside Distilling, Inc.

The undersigned hereby irrevocably elects to exercise the within Common Stock Purchase Warrants to the extent of purchasing ___________ shares of Common Stock of Eastside Distilling, Inc., a Nevada corporation, and hereby makes payment of $___________ in payment therefor, all in accordance with the terms and conditions of the attached Common Stock Purchase Warrant.

In the event the undersigned has elected to exercise less than all of the Common Stock Purchase Warrants surrendered, the undersigned shall receive a payment of $0.15 per unexercised Common Stock Purchase Warrant in accordance with the Company’s Notice of Redemption dated August 3, 2018 promptly after the Redemption Date of September 10, 2018.

Number of Common Stock Purchase Warrants to be surrendered:

_________________________________________________________________________

Name: __________________________________________________________

Address: _____________________________________________________

_________________________________________________________________________

Social Security or Taxpayer Identification Number of holder:

______________________________

Signature: ____________________________________

Signature of joint holder (if applicable):

______________________________

Date: ___________________________, 2018

INSTRUCTIONS FOR ISSUANCE OF STOCK

(if other than to the registered holder of the within Common Stock Purchase Warrant)

Name: __________________________________________________________

Address:

_________________________________________________________________________

_________________________________________________________________________

Social Security or Taxpayer Identification Number of Recipient:

______________________________